                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 20, 2004

                              EMPIRE RESORTS, INC.
             (Exact name of registrant as specified in its charter)

Delaware                             1-12522                     13-3714474
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(State or other jurisdiction       (Commission                  (IRS Employer
of incorporation)                  File Number)              Identification No.)

                      Route 17B, Monticello, New York 12701
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                     Address of principal executive offices

   Registrant's telephone number, including area code: (845) 794-4100 ext 478
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         (Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

          On April 20, 2004, Empire Resorts, Inc. (the "Company") issued a press release  announcing the execution of a project labor  agreement with the Ulster,
Sullivan,  Delaware & Green Counties Building and Construction  Trade Counsel to
secure  unionized  labor for the  development of the Cayuga Nation of New York's proposed Native American casino in Monticello,  New York (the "Cayuga  Nation").
The Company serves as the Cayuga  Nation's  development  and management  partner with respect to this project.  A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

    (c)    Exhibits

    99.1   Press Release of Empire Resorts, Inc. dated April 20, 2004.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EMPIRE RESORTS, INC.
Dated: April 20, 2004

                                         By: /s/ Scott A. Kaniewski
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                                            Scott A. Kaniewski
                                            Chief Financial Officer